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                                                                   EXHIBIT 10.42

                                 AMENDMENT NO. 1
                                       TO
                            CAPELLA EDUCATION COMPANY
                            2005 STOCK INCENTIVE PLAN


         This Amendment No. 1 is effective as of September 29, 2006 with respect to the 2005 Stock Incentive Plan (the "Plan") of Capella Education Company (the "Company").

         The Board of Directors of the Company recommended and the stockholders of the Company approved on September 29, 2006 an amendment to Section 4(a) of the Plan to increase the aggregate number of Shares available for distribution under the Plan from 1,613,000 to 3,013,000.

         All defined terms not otherwise defined herein shall have the meaning set forth in the Plan.

         The Plan is hereby amended as follows:

         1. Section 4(a) of the Plan is amended by deleting "1,613,000" and inserting in lieu thereof "3,013,000".

         Except as amended hereby, the Plan is unchanged and remains in full force and effect.